Exhibit 10.12

THE SECURITIES REPRESENTED BY THIS DOCUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

WARRANT AGREEMENT

MATERIAL TECHNOLOGIES, INC.,
a Delaware corporation (the “Company”)

THIS IS TO CERTIFY that, for value received, Bank Julius Baer & Co. (Julius Baer Hong Kong), or its assigns (collectively, the “Holder”) is entitled, subject to the terms and conditions set forth herein, to purchase, 770,000 shares of Class A common stock of the Company (the “Warrant Shares”) upon exercise at a purchase price of $0.20 per Warrant Share (the “Warrant Price”).

1.           TERM.  Subject to the terms of this Warrant, the Holder shall have the right, at any time during the period commencing at 9:00 a.m., Pacific Time, on the 19th day of August, 2008 and ending at 5:00 p.m., Pacific Time, on the 18th day of August, 2009 (the “Termination Date”), to purchase from the Seller the Warrant Shares upon payment to the Seller of the Warrant Price.

Notwithstanding anything to the contrary contained in this Warrant or otherwise, the Holder shall not be required, although it shall have the right, to exercise this Warrant.

2.           MANNER OF EXERCISE.  Payment of the aggregate Warrant Price shall be made as described below.  Upon the payment of all or a portion of the Warrant Price and delivery of the Election to Purchase, a form of which is attached hereto, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder, and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon each exercise of the Warrant.  Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such securities as of the date of surrender of the Warrant (or if less than the entire Warrant is exercised, upon the delivery of the new Warrant described below) and payment of the Warrant Price, as aforesaid, notwithstanding that the certificate or certificates representing such securities shall not actually have been delivered or that the stock transfer books of the Company shall then be closed.  The Warrant shall be exercisable, at the election of each Holder, either in full or from time to time in part and, in the event that a certificate evidencing the Warrant is exercised in respect of less than all of the Warrant Shares specified therein at any time prior to the Termination Date, a new certificate evidencing the remaining portion of the Warrant shall be issued by the Company to such Holder.

Payment of the Warrant Price may be made by either of the following forms, or a combination thereof:

(i)           Cash Exercise: cash, bank or cashiers check, or wire transfer payable to the Company; or

(ii)           Promissory Note: through a promissory note payable to the Company, but only to the extent authorized by the Company, and which authorization may be withheld for any reason whatsoever.

3.           NO STOCKHOLDER RIGHTS.  Unless and until this Warrant is exercised, this Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and, no dividends shall be payable or accrue in respect of this Warrant.

4.           EXCHANGE.  This Warrant is exchangeable upon the surrender hereof by the Holder to the Company for new Warrants of like tenor representing in the aggregate the right to purchase the number of securities purchasable hereunder, each of such new Warrants to represent the right to purchase such number of securities as shall be designated by the Holder at the time of such surrender.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the company of all reasonable expenses incidental thereto, and upon surrender and cancellation hereof, if mutilated, the Company will make and deliver a new warrant of like tenor and amount, in lieu hereof.

5.           ELIMINATION OF FRACTIONAL INTERESTS.  The Company shall not be required to issue certificates representing fractions of securities upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests.  All fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of securities, properties or rights receivable upon exercise of this Warrant.

6.           RESERVATION AND LISTING OF SECURITIES.  The Company shall at all times reserve and keep available out of its authorized shares of common stock or other securities, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of common stock or other securities, properties or rights as shall be issuable upon the exercise hereof.  The Company covenants and agrees that, upon exercise of this Warrant and payment of the Warrant Price, all shares of common stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

8.           NOTICE.  Any notice, request, instruction, or other document required by the terms of this Warrant, or deemed by any of the Parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by personal delivery, overnight delivery, mailed by registered or certified mail, postage prepaid, with return receipt requested, or sent by facsimile transmission to the addresses of the Parties as follows:

i.	To:	“Company”	Material Technologies, Inc. Attn: Robert M. Bernstein, Chief Executive Officer 11661 San Vicente Boulevard, Suite 707 Los Angeles, California 90049 Fax: (310) 473-3177

ii.	To:	“Holder”	Bank Julius Baer & Co. _________________________________ _________________________________ _________________________________ Fax:______________________________

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid.  If notice is given by personal delivery or overnight delivery in accordance with the provisions of this Section, such notice shall be conclusively deemed given at the time of such delivery provided a receipt is obtained from the recipient.  If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given upon receipt and delivery or refusal.  If notice is given by facsimile transmission in accordance with the provisions of this Section, such notice shall be conclusively deemed given at the time of delivery if during business hours and if not during business hours, at the next business day after delivery, provided a confirmation is obtained by the sender.

9.           GOVERNING LAW.  This Warrant shall be governed, construed and interpreted under the laws of the state of California, without giving effect to the rules governing conflicts of law.

10.          EXCLUSIVE JURISDICTION AND VENUE.  The Parties agree that the Courts of the County of Orange, State of California shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Agreement and the transactions contemplated herein.

11.          SUCCESSORS.  All the covenants and provisions of this Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective legal representatives, successors and assigns.

12.         ATTORNEYS’ FEES.  If any legal action or any other proceeding, including any action for declaratory relief, is brought for the interpretation or enforcement of this Warrant, the prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.  “Prevailing Party” shall include without limitation (a) a Party who dismisses an action in exchange for sums allegedly due; (b) the Party who receives performance from the other Party of an alleged breach or a desired remedy that is substantially equivalent to the relief sought in an action or proceeding; or (c) the Party determined to be the prevailing Party by an arbitrator or a court of law.

13.         NOTICE OF RIGHT TO COUNSEL.  Each of the Parties has had the opportunity to, and has had, this Warrant reviewed by their respective attorney.  Each of the Parties affirms to the other that they have apprised themselves of all relevant information giving rise to this Warrant and has consulted and discussed with their independent advisors the provisions of this Warrant and fully understands the legal consequences of each provision.  Each Party further affirms to the other that they have not, and do not, rely upon any representation of advice from the other or from the other Parties’ counsel.

14.         REPRESENTATIONS OF HOLDER.

(a)           Holder has adequate means of providing for current needs and contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Warrant Shares offered by Company of the size contemplated.  Holder represents that Holder is able to bear the economic risk of the investment and at the present time could afford a complete loss of such investment.  Holder has had a full opportunity to inspect the books and records of the Company and to make any and all inquiries of Company officers and directors regarding the Company and its business as Holder has deemed appropriate.

(b)           Holder is an “Accredited Investor” as defined in Regulation D of the Securities Act of 1933 (the “Act”) or Holder, either alone or with Holder’s professional advisers who are unaffiliated with, have no equity interest in and are not compensated by Company or any affiliate or selling agent of Company, directly or indirectly, has sufficient knowledge and experience in financial and business matters that Holder is capable of evaluating the merits and risks of an investment in the Warrant Shares offered by Company and of making an informed investment decision with respect thereto and has the capacity to protect Holder’s own interests in connection with Holder’s proposed investment in the Warrant Shares.

(c)           Holder is acquiring the Warrant Shares solely for Holder’s own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person or entity has a direct or indirect beneficial interest in such Warrant Shares.

(d)           Holder will not sell or otherwise transfer the Warrant Shares without registration under the Act or an exemption therefrom and fully understands and agrees that Holder must bear the economic risk of Holder's purchase for an indefinite period of time because, among other reasons, the Warrant Shares have not been registered under the Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or unless an exemption from such registration is available.

IN WITNESS WHEREOF, intending to be legally bound, the Parties hereto have executed this Warrant Agreement on the 29th day of August, 2008.

COMPANY:	HOLDER:

MATERIAL TECHNOLOGIES, INC., a Delaware corporation	BANK JULIUS BAER & CO.

By: Robert M. Bernstein	By:
Its: Chief Executive Officer	Its:

FORM OF ELECTION TO PURCHASE

The undersigned, a Holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by the attached Warrant Agreement for, and to purchase shares of common stock of Material Technologies, Inc., a Delaware corporation and herewith makes payment of $__________ therefor, and requests that the certificates for such securities be issued in the name of, and delivered to_________________________, whose address is ______________________________________.

Dated:__________________________	Signature

(Signature must conform in all respects to name
of Holder of such partial interest as specified on the face of the Warrant Certificate)

(Insert Social Security or Other
Identifying Number of Holder)